Exhibit 99.1

Certain statements in this presentation constitute "forward-looking statements". When used in this presentation, the words "intends," "expects," "anticipates," "estimates," "believes," "goal," "no assurance" and similar expressions, and statements which are made in the future tense or refer to future events or developments, including, without limitation, those related to 2008 revenue and adjusted free cash flow, revenue per fully served HD room, decreases in operating expenses and capital investment, and debt reduction are intended to identify such forward- looking statements. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. In addition to the risks and uncertainties discussed herein, such factors include, among others, the following: the effects of economic conditions, including general financial conditions (including those represented recently by liquidity crisis, government bailout and assistance plans, bank failures and recessionary threats and developments); the economic condition of the lodging industry, which can be particularly affected by the financial conditions referenced above, as well as high gas prices, levels of unemployment, consumer confidence, acts or threats of terrorism and public health issues; competition from providers of similar services and from alternative systems for accessing in- room entertainment; competition from HSIA providers; changes in demand for our products and services; programming costs, availability, timeliness, and quality; technological developments by competitors; developmental costs, difficulties, and delays; relationships with clients and property owners; in particular as we reduce capital investment; the availability of capital to finance growth, the impact of government regulations; potential effects of litigation; risks of expansion into new markets; risks related to the security of our data systems; and other factors detailed, from time to time, in our filings with the Securities and Exchange Commission. With respect to any acquisition, we are subject to risks that integration costs will exceed expectations, that synergies we anticipate will not be realized, or will take longer than anticipated to realize, that our management and management systems will encounter difficulties in dealing with a bigger, more diversified enterprise, and that the financial results we expect from the acquisition will not be realized. These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Slide 2

World's Largest Provider of Media & Connectivity Services to Hospitality Businesses "Interactive Experiences" to More Than 1.9 Million Rooms at 9,900 Properties Top 10 MSO Equivalent with National Reach in US & Canadian Hotel Markets 85% Share of VOD-Served Market Connect, Inform & Entertain Over 500 Million Travelers Highly Interactive Audience Powerful Guest "Touch Points" in High-Definition TV & Internet LodgeNet Interactive * Source: 2007 Forrester Omnibus Survey Slide 3 98% 35% 31.5% Guests Turn on Television "Go Interactive" "Log On" to the Internet*

Executing on Our Strategic Initiatives Revenues from Strategic Initiatives up 18%* Recurring Revenue Not Reliant on Guest Purchase Driving Total Revenue Per Room Business Model Driving Cost Efficiencies Total Operating Expenses Per Room Down 10%* HDTV Capital Investment Per New Room Down 10%* Substantial Reduction in Long-Term Debt* Slide 4 * Data based on 9 months ending Sept. 30, 2008 Strategic Initiatives Revenues Business Costs Adjusted Free Cash Flow $18.7 Million Long Term Debt Reduced $15.8 Million

Also: Licensees in 23 International Countries

A Diversified Customer Base Focused By Brand . . . Diversified By Decision 1,500+ Ownership & Management Groups Slide 6

Guest Entertainment TV Programming * Based on actual Q2 '08 TTM results exclusive of SG&A. Business Model - Digital Room Single Room Economics: Base Digital (Per Room Per Month) Slide 7 Contract Length 6.5 Years Annual Revenue $ 300 Annual Cash Flow $ 124 Total Cash Flow Over Life $ 806 Average Capital Investment $ 358 Payback Period 2.9 Years Cash-on-Cash Return 34.6% New Room Historical Business Model

Expanding Networks & Integrating Solutions Expanding Networks In Hospitality and Healthcare Three Networks: Interactive TV; Broadband Internet; Advertising Creating New Revenue Increasing Economies of Scale: - Technology - Operations Integrating Solutions That Meet Customer Needs Multiple Solutions: HDTV; IP; Broadband; Technical Services Diversifying Revenue with New Solutions Building New Competencies to Deliver Additional Solutions Growth Strategy Slide 8

Hospitality Drivers: High Definition Television Professional Solutions Broadband Internet Media Marketing Slide 9 Expanding Networks & Integrating Solutions Growth Strategy Healthcare Drivers: Patient Education Patient Safety Patient Satisfaction

30% Higher Revenue HD Basic Cable - More Channels - Higher Percentage of Hotels HD Video On-Demand Increased Guest Interest Professional Solutions Program Consultation Project Management Installation Services 2008 Revenue = $5 Million (estimated) Rooms (in thousands) High Definition Television 164 1,863 As of 9/30/08 Hospitality Growth Driver Slide 10

Sell More to Hotels Help Desk Services - Recurring Revenue - $3 to $4 per room/month Equipment Sales - Hotel Purchased - 10% to 20% Margin Technical Service - Time & Materials Maintenance Agreements 2008 Revenue = $23 Million (estimated) Broadband Internet Slide 11 228 1,863 Hospitality Growth Driver Rooms (in thousands) As of 9/30/08

Multiple Platforms - Satellite Channels Interactive Channels $1.50 - $2.00 room/month Outstanding Demographic - Income, Profession Out of Home Ads Increasing Twice the Percentage Growth of Traditional Advertising 2008 Revenue = $8 Million (estimated) Media Marketing 1,863 569 362 Hospitality Growth Driver Slide 12 Rooms (in thousands) As of 9/30/08

"Hotels offer a unique environment for companies to find a captive audience" - Promo Magazine 10 Major Cable Partners, including: Slide 13 Select Advertisers, including: The Hotel Networks - Media Marketing

Guest Entertainment Guest Entertainment TV Programming Broadband Advertising TV Programming Revenue Expansion Opportunity Per Room Per Month Slide 14

Revenue Expansion Opportunity Per Room Per Month Guest Entertainment Broadband Advertising TV Programming Average Contract Length 6.5 Years Annual Revenue $ 435 Annual Cash Flow $ 165 Total Cash Flow Over Life $ 1,070 Renewal Capital Investment $ 305 Renewal* Renewed Digital Room to Fully Served HD Room Payback Period 1.9 Years Cash-on-Cash Return 54% Slide 15 * Illustration based on 2008 data

2005 2006 2007 2008 Hotels Contributing Larger Percent of Capital Slide 16 (Rolling Four Quarters) On Command Acquired on 4/4/07 * *

Slide 17 System Benefits: Patient Education Patient Safety Patient Satisfaction 2008 Revenue = $6 Million (estimated) 24 40

Healthcare Economics Slide 18 Interactive System Sale Per Bed $1,000 - $1,500 Gross Profit Margin - System Sale 30% - 40% Recurring Revenue Per Bed Per Month $20 - $30 Gross Profit - Recurring Revenue 30% - 35%

Proactively Manage Business through Evolving Economic Conditions Decrease Operating Expenses Reduce Capital Investment Levels Allocate More Cash Flow to Debt Reduction Slide 19 Maintain Compliance with Credit Facility Debt Leverage Ratio Decreases: Today: 4.50x March 31: 4.25x September 30: 4.00x 2009 Focus

2009 Focus: Proactive Management (In Millions) Decreasing Operating Expenses $22-$23 $25-$26 Slide 20 $30.6 $28.4 $27.3

2009 Focus: Proactive Management (In Millions) Reducing Capital Investment $5-$6 $13-$14 Slide 21 $18.9 $19.8 $14.7

2009 Focus: Proactive Management Increase Allocation to Debt Reduction 70-80% 20-30% 20% 80% Slide 22

1. Largest VOD Provider with 85% Market Share 2. Recurring Revenue Based on Long-Term Contracts 3. Expanding Revenue Opportunities HDTV Transition Hotel Services: TV Programming & Broadband Internet Media Marketing Healthcare 4. Harvesting Operating Synergies 5. Ability to Flex Capital Investment 6. 2008 Adjusted Net Free Cash Flow $26.5 to $28.0 Million Slide 23 LodgeNet: Investment Summary Adjusted Net Free Cash Flow Per Share $1.19 to $1.25

(c) 2008 LodgeNet Entertainment Corporation. All rights reserved. Slide 24

Reconciliation of Adjusted Net Free Cash Flow Slide 25